Exhibit 10.13
AMENDMENT NO. 3 TO CREDIT AGREEMENT
     AMENDMENT (this “Amendment”) dated as of September 25, 2008 to the Credit Agreement (the “Credit Agreement”) dated as of October 31, 2007, among PATRIOT COAL CORPORATION, a Delaware corporation (the “Borrower”) and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), as amended by that certain Amendment No. 1 to Credit Agreement dated as of April 2, 2008 and that certain Amendment No. 2 to Credit Agreement dated as of May 19, 2008, among the Borrower and the Required Lenders.
WITNESSETH :
     WHEREAS, the parties hereto desire to amend the Credit Agreement to, among other things, (i) amend the definitions of Consolidated Funded Indebtedness, Permitted Securitization Programs and Secured Hedge Agreement, (ii) amend certain terms relating to increases in the Facility and (iii) amend certain provisions concerning Swap Contracts.
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
     SECTION 2. Definition of Consolidated Funded Indebtedness. The definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all direct obligations arising under standby letters of credit (other than with respect to Designated Letters of Credit) and similar instruments, (c) all obligations in respect of the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and (ii) obligations under coal leases which may be terminated at the discretion of the lessee), (d) Attributable Indebtedness in respect of Capital Lease Obligations, (e) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (d) above of Persons other than the Borrower or any Subsidiary, (f) amounts due under Permitted Securitization Programs (whether or not on the balance sheet of the Borrower or its Subsidiaries) and (g) the Swap Termination Value that (i) with respect to clause (a) of that definition, is due and payable by the Borrower and its Subsidiaries under any Swap Contract that has been closed out and (ii)

with respect to clause (b) of that definition would be payable by the Borrower and its Subsidiaries with respect to an early termination of any outstanding Secured Hedge Agreement, provided however that for the purpose of calculating the Swap Termination Value for this clause (ii) the Swap Termination Value shall only take into account the effect of any valid netting agreement relating to Secured Hedge Agreements.
     SECTION 3. Definition of Permitted Securitization Programs. The definition of “Permitted Securitization Programs” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Permitted Securitization Programs” means any receivables securitization program pursuant to which the Borrower or any of its Subsidiaries sells accounts receivable and related receivables; provided, that the aggregate principle amount of all asset-backed securities issued pursuant to such receivables securitization programs shall not exceed $125,000,000 at any time outstanding.”
     SECTION 4. Definition of Secured Hedge Agreement. The definition of “Secured Hedge Agreement” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Secured Hedge Agreement” means any Swap Contract permitted under Article VII that is entered into by and between the Borrower and any Hedge Bank.
     SECTION 5. Mandatory Repayments. Section 2.05(b)(ii) of the Credit Agreement is hereby amended by deleting the words "or the creation of any Permitted Securitization Program with a principal balance in excess of $25,000,000” and "(in the case of a Permitted Securitization Program, only to the amount in excess of $25,000,000)” in the third and sixth line respectively.
     SECTION 6. Increase in Facility. Section 2.14(a) of the Credit Agreement is hereby amended by replacing the words “any such request for an increase shall be in a minimum amount of $25,000,000” with the words “any such request for an increase shall be in a minimum amount of $10,000,000 or such lower amount, as determined by the Administrative Agent, it its sole discretion.”
     SECTION 7. Indebtedness. Section 7.02(i) of the Credit Agreement is hereby amended by deleting the number “$50,000,000” and replacing it with “$125,000,000”.
     SECTION 8. Swap Contracts. Section 7.02(f) of the Credit Agreement is hereby amended by adding the words “for non speculative purposes” after “in the ordinary course of business”.
     SECTION 9. Lender Consent. Upon the terms and subject to the conditions to effectiveness set forth in this Amendment, the requisite Lenders hereby agree, upon the Amendment Effective Date, to allow any increase in the Facility, which occurs on or before October 10th, 2008 in an amount no greater than $15,000,000, to be made by one Lender exclusively, which shall be selected by the Borrower in its sole discretion, without the requirement for the Borrower and the Administrative Agent to offer allocations of such increase ratably to all Lenders, in accordance with Section 2.14 of the Credit Agreement. Upon any increase in the Facility made pursuant to this Section the Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date. The parties hereto acknowledge that nothing in this Section shall be deemed to amend Section 2.14 of the Credit Agreement.
     SECTION 10. Conditions Precedent to Borrowing Increased Facility. The obligation of any Lender to honor any Request for a Credit Extension after an Increase Effective Date for a requested amount which would cause the Total Outstandings to exceed the Facility immediately prior to the Increase Effective Date shall be subject to the further condition precedent that on or before the date of such Credit Extension the Administrative Agent shall have received mortgage modifications (in proper form for recording and in form and substance satisfactory to the Administrative Agent) which purport to secure the full amount of the increased Facility.
     SECTION 11. Representations of Borrower. The Borrower represents and warrants that (i) both before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article V of the Credit Agreement and contained in each other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (ii) both before and after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.
     SECTION 12. Authority. The Borrower has the requisite corporate or other organizational power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as amended hereby). Each of the Subsidiary Guarantors has the requisite corporate or other organizational power and authority to execute and deliver the Consent (as defined below). The execution, delivery and performance by the Borrower of this Amendment and by the Subsidiary Guarantors of the Consent and the performance by the Borrower and each other Loan Party of the Credit Agreement (as amended hereby) and each other Loan Document to which it is a party, in each case, have been authorized by all necessary corporate or other organizational action of such Person, and no other corporate or other organizational proceedings on the part of each such Person is necessary to consummate such transactions.
     SECTION 13. Enforceability. This Amendment has been duly executed and delivered on behalf of the Borrower. The Consent has been duly executed and delivered by each of the Subsidiary Guarantors. Each of this Amendment, the Consent and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents, (i) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of this Amendment or of the Consent or the performance of the Credit

Agreement (as amended hereby) will adversely affect the validity, perfection or priority of the Administrative Agent’s Lien on any of the Collateral or its ability to realize thereon. This Amendment is effective to amend the Credit Agreement as provided therein.
     SECTION 14 . No Conflicts. Neither the execution and delivery of this Amendment or the Consent nor the performance of and compliance with the terms and provisions hereof or of the Credit Agreement (as amended hereby) by any Loan Party will, at the time of such performance, (i) violate or conflict with any provision of its certificate of formation or limited liability company agreement or other governing documents of such Person, (ii) violate, contravene or materially conflict with any Requirement of Law or Contractual Obligation (including, without limitation, Regulation U), except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect or (iii) result in or require the creation of any Lien (other than those permitted by the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby.
     SECTION 15. Effect of Amendment. (a) Except as specifically amended above Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein.
     (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
     SECTION 16. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 17. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     SECTION 18. Effectiveness. This Amendment shall become effective on the date hereof provided that the following conditions are met (the “Amendment Effective Date”):
   (i) the Administrative Agent shall have received from each of the Borrower and the requisite Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and
   (ii) the Administrative Agent shall have received counterparts of the Consent of Guarantors attached hereto as Annex I (the “Consent”) executed by each of the Subsidiary Guarantors as of the date hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PATRIOT COAL CORPORATION
By:	/s/ Robert L. Mead
	Name:	Robert L. Mead
	Title:	Vice President & Treasurer

[Patriot Amendment No. 3 to the Credit Agreement]

BNP Paribas., as a Lender
By:	/s/ Larry Robinson
	Name:	Larry Robinson
	Title:	Director

By:	/s/ Gregory E. George
	Name:	Gregory E. George
	Title:	Managing Director

Bank of America, N.A., as a Lender
By:	/s/ Thomas F. Farley, Jr.
	Name:	Thomas F. Farley, Jr.
	Title:	Managing Director

Bank of Oklahoma, NA, as a Lender
By:	/s/ Sarah N. Reavis
	Name:	Sarah N. Reavis
	Title:	Vice President

Barclays Bank PLC, as a Lender
By:	/s/ Ann E. Sutton
	Name:	Ann E. Sutton
	Title:	Associate Director

Caterpillar Financial Service Corp, as a Lender
By:	/s/ Christopher C. Patterson
	Name:	Christopher C. Patterson
	Title:	Global Operations Manager — Capital Markets

[Patriot Amendment No. 3 to the Credit Agreement]

Citibank, N.A., as a Lender
By:	/s/ Raymond G. Dunning
	Name:	Raymond G. Dunning
	Title:	Vice President

Fifth Third Bank, as a Lender
By:	/s/ Robert M. Sander
	Name:	Robert M. Sander
	Title:	Vice President

Lehman Brothers Commercial Bank, as a Lender
By:	/s/ Brian Halbeisen
	Name:	Brian Halbeisen
	Title:	VP/ Credit Officer

Natixis, as a Lender
By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

By:	/s/ Carlos L. Quinteros
	Name:	Carlos L. Quinteros
	Title:	Director

PNC Bank, National Association as a Lender
By:	/s/ Helmut Vogel
	Name:	Helmut Vogel
	Title:	Credit Officer

[Patriot Amendment No. 3 to the Credit Agreement]

Raymond James Bank FSB, as a Lender
By:	/s/ Andrew D. Hahn
	Name:	Andrew D. Hahn
	Title:	Senior Vice President

RZB Finance LLC, as a Lender
By:	/s/ John A. Valiska
	Name:	John A. Valiska
	Title:	First Vice President

By:	/s/ Christoph Hoedl
	Name:	Christoph Hoedl
	Title:	Group Vice President

Societe Generale, as a Lender
By:	/s/ Chris Henstock
	Name:	Chris Henstock
	Title:	Managing Director

Southwest Bank of St. Louis, as a Lender
By:	/s/ Roy C. Postel
	Name:	Roy C. Postel
	Title:	Senior Vice President

Sovereign Bank., as a Lender
By:	/s/ Robert D. Lanigan
	Name:	Robert D. Lanigan
	Title:	Senior Vice President

[Patriot Amendment No. 3 to the Credit Agreement]

The Private Bank and Trust Company, as a Lender
By:	/s/ Nicholas DeVilder
	Name:	Nicholas DeVilder
	Title:	Associate Managing Director

United Overseas Bank Ltd. New York, as a Lender
By:	/s/ George Lim
	Name:	George Lim
	Title:	SVP & GM

By:	/s/ Mario Sheng
	Name:	Mario Sheng
	Title:	AVP

US Bank National Association, as a Lender
By:	/s/ Karen Meyer
	Name:	Karen Meyer
	Title:	VP

[Patriot Amendment No. 3 to the Credit Agreement]

Acknowledged by: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Kathleen M. Carry
	Name:	Kathleen M. Carry
	Title:	Vice President

[Patriot Amendment No. 3 to the Credit Agreement]

Annex 1
CONSENT OF GUARANTORS
Each of the undersigned is a Subsidiary Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that, notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Subsidiary Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under each of the Loan Documents executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.
     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 25th day of September 2008.
[Signature pages follow]
[Patriot Amendment No. 3 to the Credit Agreement]

AFFINITY MINING COMPANY
APPALACHIA MINE SERVICES, LLC
BEAVER DAM COAL COMPANY, LLC
BIG EAGLE LLC
BIG EAGLE RAIL LLC
BLACK STALLION COAL COMPANY, LLC
BLACK WALNUT COAL COMPANY
BLUEGRASS MINE SERVICES, LLC
CENTRAL STATES COAL RESERVES OF KENTUCKY, LLC
CHARLES COAL COMPANY, LLC
CLEATON COAL COMPANY
COAL PROPERTIES, LLC
COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 2
COLONY BAY COAL COMPANY
COOK MOUNTAIN COAL COMPANY, LLC
DIXON MINING COMPANY, LLC
DODGE HILL HOLDING JV, LLC
DODGE HILL OF KENTUCKY, LLC
DODGE HILL MINING COMPANY, LLC
EASTERN ASSOCIATED COAL, LLC
EASTERN COAL COMPANY, LLC
EASTERN ROYALTY, LLC
FORT ENERGY, LLC
GRAND EAGLE MINING, INC.
HCR HOLDINGS, LLC
HERITAGE COAL COMPANY LLC
HIGHLAND MINING COMPANY, LLC
HILLSIDE MINING COMPANY
INDIAN HILL COMPANY
INTERIOR HOLDINGS, LLC
JARRELL’S BRANCH COAL COMPANY
KANAWHA EAGLE COAL LLC
KANAWHA RIVER VENTURES I LLC
KE VENTURES LLC
LOGAN FORK COAL COMPANY
MARTINKA COAL COMPANY, LLC
MIDWEST COAL RESOURCES II, LLC
MOUNTAIN VIEW COAL COMPANY, LLC
NORTH PAGE COAL CORP.
OHIO COUNTY COAL COMPANY, LLC
PATRIOT COAL COMPANY, L.P.
PATRIOT COAL SALES LLC
PATRIOT LEASING COMPANY LLC
PATRIOT MIDWEST HOLDINGS, LLC
PINE RIDGE COAL COMPANY, LLC
POND CREEK LAND RESOURCES, LLC
RIVERS EDGE MINING, INC.
SENTRY MINING, LLC
[Patriot Amendment No. 3 to the Credit Agreement]

SNOWBERRYLAND COMPANY
STERLING SMOKELESS COAL COMPANY, LLC
UNION COUNTY COAL CO., LLC
WINIFREDE DOCK LIMITED LIABILITY COMPANY
YANKEETOWN DOCK, LLC
MAGNUM COAL COMPANY
TROUT COAL HOLDINGS, LLC
NEW TROUT COAL HOLDINGS II, LLC
BROOK TROUT COAL, LLC
REMINGTON HOLDINGS LLC
REMINGTON LLC
DAKOTA LLC
VIPER LLC
DAY LLC
APOGEE COAL COMPANY, LLC
HOBET MINING, LLC
CATENARY COAL COMPANY, LLC
PANTHER LLC
WILDCAT LLC
JUPITER HOLDINGS LLC
LITTLE CREEK LLC
INFINITY COAL SALES, LLC
HIGHWALL MINING LLC
IO COAL LLC
THUNDERHILL COAL LLC
SPEED MINING LLC
POND FORK PROCESSING LLC
COAL CLEAN LLC
WEATHERBY PROCESSING LLC
TC SALES COMPANY, LLC
ROBIN LAND COMPANY, LLC
REMINGTON II LLC
KANAWHA RIVER VENTURES II, LLC
KANAWHA RIVER VENTURES III, LLC
WINCHESTER LLC
COYOTE COAL COMPANY LLC
MAGNUM COAL SALES LLC
MIDLAND TRAIL ENERGY LLC
Executing this Consent of Guarantors as
     Vice-President of each of
     the foregoing persons on
     behalf of and so as to
     bind the persons named above

By:	/s/ Robert L. Mead
	Name:	Robert L. Mead
	Title:	Vice President

[Patriot Amendment No. 3 to the Credit Agreement]